UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 14, 2017 (August 11, 2017)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01    Other Events

On August 11, 2017, the Registrant issued a press release announcing (i) the results of its private exchange offers (the “Exchange Offers”), through 5:00 p.m., New York City time, on August 11, 2017 (which was the early exchange date in connection with the Exchange Offers), for the Registrant’s outstanding 7.900% Notes due 2097, 6.000% Notes due 2111, 6.000% Notes due 2105, 7.050% Notes due 2037, 7.250% Notes due 2031, 7.800% Notes due 2027, 4.800% Notes due 2043, and 4.650% Notes due 2046 and (ii) that the Registrant has increased the aggregate principal amount of new Notes to be issued in the Exchange Offers from $600,000,000 to $750,000,000. On August 14, 2017, the Registrant issued a press release announcing the pricing of the Exchange Offers. The Exchange Offers will expire at 11:59 p.m., New York City time, on August 25, 2017, unless extended by the Registrant. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1 99.2	Press Release dated August 11, 2017 Press Release dated August 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary
Date:  August 14, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1 99.2	Press Release dated August 11, 2017 Press Release dated August 14, 2017